UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2009

Constitution Mining Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +51-1-446-6807

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On September 29, 2008 (the “Effective Date”), Constitution Mining Corp. (the “Company”) entered into a Mineral Rights Option Agreement (the “Option Agreement”) with Temasek Investments Inc. (“Temasek”), a company incorporated under the laws of Panama.  Pursuant to the Option Agreement, the Company acquired four separate options from Temasek, each providing for the acquisition of a twenty-five percent interest in certain mineral rights (the “Mineral Rights”) in certain properties in Peru (the “Peru Property”).  Pursuant to the Option Agreement, the exercise of all four options would result in the Company’s acquisition of one hundred percent of the Mineral Rights.  The Mineral Rights are currently owned by Compañía Minera Marañón S.A.C. (“Minera Marañón”).  Bacon Hill Invest Inc. (“Bacon Hill”), a corporation incorporated under the laws of Panama and a wholly-owned subsidiary of Temasek, owns 999 shares of the 1,000 shares of Minera Marañón that are issued and outstanding.  Temasek owns the single remaining share of Minera Marañón.  The acquisition by the Company of each twenty-five percent interest in the Mineral Rights is structured to occur through the transfer to the Company of twenty-five percent of the outstanding shares of Bacon Hill upon the exercise of each of the four options.

The Company exercised the initial option to acquire a twenty-five percent interest in the Mineral Rights by fulfilling the following conditions:

•	Payment of $375,000 by the Company to Temasek following the execution of the Option Agreement, which payment was made on October 8, 2008;
•	Issuance of 2,000,000 shares of the Company’s common stock to Temasek within five business days from the Effective Date; and
•	Payment of an additional amount of $375,000 to Temasek within ninety days of the Effective Date, which payment was made on October 23, 2008.

On May 12, 2009, the Company entered into an agreement with Temasek to amend the Temasek Option Agreement (the “Amended Option Agreement”) in order to revise the conditions required by the Company to exercise the second twenty-five percent option.  Under the terms of the Amended Option Agreement, the Company may exercise the second twenty-five percent option, resulting in the Company’s acquisition of a fifty percent interest in the Mineral Rights, after fulfilling the following conditions:

•	Issuance of 2,000,000 additional shares of the Company’s common stock to Temasek within six months from the Effective Date, or as soon as practicable thereafter, and
•
Payment within twelve months from the Effective Date of an additional $1,250,000 to Temasek, plus interest at a rate of 5% per annum accruing from the date of the Amended Option Agreement to the date that payment is made.

On June 29, 2009, the Company issued 2,000,000 shares of common stock to Temasek and its designees as partial consideration for the exercise of the second twenty-five percent option to acquire an aggregate fifty percent interest in the Mineral Rights.

On November 2, 2009, we executed an agreement with Temasek to again amend the Temasek Option Agreement (the “Second Amended Option Agreement”) in order to revise the payment terms for the $1,250,000 outstanding  that is required to be paid by the Company in order to exercise the second twenty-five percent option.  Under the terms of the Second Amended Option Agreement, the Company may exercise the second twenty-five percent option, resulting in the Company’s acquisition of a fifty percent interest in the Mineral Rights, after making payment to Temasek of $750,000 (United States Dollars Seven Hundred and Fifty Thousand) and issuing to Temasek 500,000 shares of the Company’s common stock within 13 months from the Effective Date (October 29, 2009) or as soon as practicable thereafter.

The Company made the $750,000 payment to Temasek and currently intends to exercise the second twenty-five percent option, resulting in the acquisition of an aggregate fifty percent interest in the Mineral Rights, by issuing to Temasek 500,000 shares of the Company’s common stock.

Under the terms of the Option Agreement, the Company may exercise the third twenty-five percent option, resulting in the Company’s acquisition of a seventy-five percent interest in the Mineral Rights, after fulfilling the following conditions within twelve months of the Effective Date (September 29, 2009):

•  Payment of an additional $3,000,000 to Temasek, and
•  Issuance of 2,000,000 additional shares of the Company’s common stock to Temasek.

Under the terms of the Second Amended Option Agreement, the parties also agreed to revise the payment terms for the consideration required to exercise the third twenty-five percent option.  Under the terms of the Second Amended Option Agreement, the Company may exercise the third twenty-five percent option, resulting in the Company’s acquisition of a seventy-five percent interest in the Mineral Rights, after fulfilling the following conditions:

•
Exercise the second twenty-five percent option, resulting in the Company’s acquisition of a fifty percent interest in the Mineral Rights, within 13 months as from the Effective Date  (October 29, 2009) or as soon as practicable thereafter;

•
Issuance of 2,000,000 shares of the Company’s common stock to Temasek, or whoever persons the Temasek indicates, within 13 months as from the Effective Date (October 29, 2009) or as soon as practicable thereafter; and

•	Payment of $ 3,000,000 (United States Dollars Three Million) to the order and the direction of the Temasek on or before March 31, 2010.

The foregoing description of the Option Agreement and the Amended Option Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Form 8-K filed on September 29, 2008 and Exhibit 10.1 to the Form 10-Q filed on May 15, 2009, each which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d)    Exhibits.

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 29, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009	Exhibit 10.1 of Form 10-Q filed on May 15, 2009

10.3	Second Amendment to Mineral Right Option Agreement.		X

99.1	Press Release Date November 2, 2009.		X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constitution Mining Corp.

/s/         Gary Artmont
Name:  Gary Artmont
Title:    Chief Executive Officer
Date:    November 3, 2009

EXHIBIT INDEX

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 29, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009	Exhibit 10.1 of Form 10-Q filed on May 15, 2009

10.3	Second Amendment to Mineral Right Option Agreement.		X

99.1	Press Release Date November 2, 2009.		X